UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

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FLAMEL TECHNOLOGIES S.A.

(Exact name of registrant as specified in its charter)

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Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)

Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: 011 +33 472 78 34 34

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 27, 2016, Flamel Technologies S.A. (the “Company”) and Avadel Pharmaceuticals Limited (“Avadel”) entered into the common draft terms of cross-border merger (the “Common Draft Terms of Merger”) with respect to the proposed merger of Avadel and the Company. Avadel is a direct, wholly-owned subsidiary of the Company. The Common Draft Terms of Merger was entered into pursuant to the Company’s previously announced plan to seek shareholder approval to change its jurisdiction of incorporation from France to Ireland (the “Reincorporation.”).

The Common Draft Terms of Merger provide, among other things, that upon the terms and subject to the conditions set forth therein, the Company will merge with and into Avadel, with Avadel as the surviving entity (the “Merger”). If the Merger is consummated, the Company’s shareholders will receive, on a one-for-one basis, ordinary shares of Avadel for ordinary shares of the Company. Prior to the Merger, Avadel will be re-registered as an Irish public limited company, or plc, and at the time of the Merger and thereafter would be known as Avadel Pharmaceuticals plc.

Assuming the other conditions to the Merger are satisfied, the Company expects to complete the Merger on or about December 31, 2016.

The foregoing summary of the Common Draft Terms of Merger is qualified in its entirety by reference to the full text of the Common Draft Terms of Merger, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Merger will be effected in accordance with French and Irish law, and the procedures prescribed for such cross-border mergers under “Directive 2005/56/EC of the European Parliament and of the Council of 26 October 2005 on cross-border mergers of limited liability companies” (“Directive 56”) and the enabling legislation in France and Ireland with respect to Directive 56. As required by Directive 56, Flamel and Avadel have each obtained a report of an independent third party expert (the “Report”) stating whether, among other things, the expert’s view as to whether the securities exchange ratio in the Merger is fair and reasonable. As permitted by Directive 56, the Report has been rendered by a single independent party on behalf of both parties to the Merger. The Report is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K, and the information incorporated into this Item 7.01 by reference to Exhibit 99.1, is being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibits:	(d)

2.1	Common Draft Terms of Cross-Border Merger by and between Flamel Technologies S.A. and Avadel Pharmaceuticals Limited, dated May 27, 2016.

99.1	Expert’s report dated May 31, 2016

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Important Additional Information Regarding the Reincorporation and Where to Find it.

In connection with the Reincorporation, the Company anticipates that it will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”).  INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REINCORPORATION, THE PARTIES TO THE REINCORPORATION AND THE RISKS ASSOCIATED WITH THE REINCORPORATION. Those documents, if and when filed, as well as the Company’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov or at the Company’s website at http://flamel.com. Securityholders and other interested parties will also be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents (when available) by directing a request by mail to Flamel Technologies S.A., c/o Éclat Pharmaceuticals, 702 Spirit 40 Park Drive, Suite 108, Saint Louis, Missouri 63005, Attention: Phillandas T. Thompson, Senior Vice President, General Counsel and Corporate Secretary. Security holders may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.]

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Proxy Statement. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 15, 2016. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement when it is filed.

Non-Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995; in particular, with respect to the Reincorporation. All statements herein that are not clearly historical in nature are forward-looking, and the words “intend,” “anticipate,” “assume,” “believe,” “expect,” “estimate,” “plan,” “will,” “may,” and the negative of these and similar expressions generally identify forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond the Company’s control and could cause actual results to differ materially from the results contemplated in such forward-looking statements. These risks, uncertainties and contingencies include the risk that we may not obtain shareholder approval for the Reincorporation, the risk that we may decide to abandon the proposed Reincorporation in the event new facts and circumstances change our belief as to the anticipated benefits thereof, or other applicable risks that may be set forth in the Proxy Statement. The Company undertakes no obligation to update its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAMEL TECHNOLOGIES S.A.

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: June 2, 2016

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Common Draft Terms of Cross-Border Merger by and between Flamel Technologies S.A. and Avadel Pharmaceuticals Limited, dated May 27, 2016.

99.1	Report of Ernst & Young LLP, dated May 31, 2016.

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